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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): SEPTEMBER 13, 2007

                            SMOKY MARKET FOODS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                      000-52180               20-4748589
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)         Identification No.)


            804 ESTATES DRIVE
                SUITE 100
           APTOS, CALIFORNIA                                95003
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(Address of Principal Executive Offices)                 (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (866) 851-7787
               ---------------------------------------------------


                                      N/A
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              (Former name, former address, and formal fiscal year,
                         if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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TEM 8.01  OTHER EVENTS

         On September 13, 2007 Smoky Market Foods, Inc. (the "Company") issued a press release entitled "Smoky Market Foods Begins Trading on OTC Bulletin Board." The purpose of the release was to announce that the Company's common stock commenced trading on the OTC Bulletin Board under the symbol "SMKY." The full text of the press release is provided herewith as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

             99.1 Press Release issued by the Company dated September 13, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Smoky Market Foods, Inc.



Dated:  September 14, 2007         By   /s/ Edward Feintech
                                        ----------------------------------------
                                        Edward Feintech, Chief Executive Officer